UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2024
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 1, 2024, Mr. John Cantillon will become the Company’s Vice President and Principal Accounting Officer as part of a planned succession. Mr. Cantillon succeeds Ms. Corliss J. Montesi who will remain with the Company in a part time role assisting in the transition and supporting several ongoing finance initiatives. There is no disagreement on any matter relating to the Company’s financial condition or financial reporting between the Company and Ms. Montesi.

Mr. Cantillon, 58, has served as the Company’s Vice President, Assistant Controller, Accounting and Reporting since December 2023. Prior to joining the Company, Mr. Cantillon was Vice President – Controller at Pratt & Whitney, part of RTX, from 2020 to November 2023 and Vice President – Finance, Manufacturing Operations from August 2023 to November 2023. He previously served as Pratt & Whitney’s Vice President – Finance, Military Engines from 2016 to 2020 and held various other financial leadership roles at Pratt & Whitney from 2001 to 2016. Prior to that, he worked at PricewaterhouseCoopers LLP. Mr. Cantillon received his Bachelor of Science degree in Business Administration from Eastern Connecticut State University and his Master of Business Administration degree from the Krannert School of Business, Purdue University. He is also a certified public accountant.

Mr. Cantillon participates in the Company’s executive compensation plans and programs, as more fully described in the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 8, 2024, and he will also become party to the Company's standard Indemnification Agreement for officers previously filed with the SEC.

There (a) is no arrangement or understanding between Mr. Cantillon and any other person pursuant to which he was appointed as Vice President and Principal Accounting Officer of the Company, (b) is no family relationship between Mr. Cantillon and any director or executive officer of the Company and (c) are no related persons transactions between the Company and Mr. Cantillon reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is provided herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: April 10, 2024		Title:	Senior Vice President, General Counsel and Secretary

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